Exhibit 24(b)

Charles D. McCrary                        600 North 18th Street
President and                             Post Office Box 2641
Chief Executive Officer                   Birmingham, Alabama 35291





                                January 23, 2004



Thomas A. Fanning                                   Wayne Boston
270 Peachtree Street, N.W.                          241 Ralph McGill Blvd. NE
Atlanta, Georgia  30303                             Atlanta, Georgia 30308-3374

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 2003, and (2) its quarterly reports on Form 10-Q during 2004.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint Thomas A. Fanning and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                                Yours very truly,

                                                ALABAMA POWER COMPANY



                                                By /s/Charles D. McCrary
                                                    Charles D. McCrary
                                              President and Chief Executive
                                                         Officer

      /s/Whit Armstrong                                  /s/Malcolm Portera
       Whit Armstrong                                      Malcolm Portera



     /s/David J. Cooper                                  /s/Robert D. Powers
       David J. Cooper                                    Robert D. Powers



    /s/H. Allen Franklin                                 /s/C. Dowd Ritter
      H. Allen Franklin                                    C. Dowd Ritter



     /s/R. Kent Henslee                                  /s/James H. Sanford
       R. Kent Henslee                                     James H. Sanford



______________________________                           /s/William F. Walker
      Carl E. Jones, Jr                                   William F. Walker



     /s/Patricia M. King                                /s/John Cox Webb, IV
      Patricia M. King                                    John Cox Webb, IV



     /s/James K. Lowder                                  /s/James W. Wright
       James K. Lowder                                     James W. Wright



    /s/Charles D. McCrary                            /s/William B. Hutchins, III
     Charles D. McCrary                               William B. Hutchins, III



  /s/Wallace D. Malone, Jr.                               /s/Art P. Beattie
   Wallace D. Malone, Jr.                                  Art P. Beattie

Extract from minutes of meeting of the board of directors of Alabama Power Company.

                               - - - - - - - - - -

         RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 2003, and its 2004 quarterly reports on Form 10-Q, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to Thomas A. Fanning and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

                               - - - - - - - - - -

                  The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on January 23, 2003, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated: March 1, 2004                                ALABAMA POWER COMPANY


                                                    By /s/Wayne Boston
                                                       Wayne Boston
                                                    Assistant Secretary